UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2023

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 6, 2023, HeartCore Enterprises, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Current Report”) to disclose, among other things, the closing of the acquisition (the “Acquisition”) of 51% of the outstanding shares of Sigmaways, Inc. (“Sigmaways”) by the Company, pursuant to the terms of the Share Exchange and Purchase Agreement (the “Sigmaways Agreement”), dated as of September 6, 2022, as thereafter amended, by and among the Company, Sigmaways and Prakash Sadasivam. On February 6, 2023, subsequent to the closing of the Acquisition, the parties to the Sigmaways Agreement determined that there was an error in the Sigmaways Agreement and in the warrant issued pursuant to the terms of the Sigmaways Agreement.

As executed, among other things, the Sigmaways Agreement incorrectly provided that the Company would issue to Mr. Sadasivam a warrant to acquire 1,900,000 shares of the Company’s common stock. The parties had agreed, however, that the Company would issue to Mr. Sadasivam a warrant to acquire 737,500 shares of the Company’s common stock. Accordingly, in order to correct the error, on February 6, 2023, the Company issued to Mr. Sadasivam an amended and restated warrant (the “Amended and Restated Warrant”) that reflected the correct number of shares (737,500) underlying the warrant, and Mr. Sadasivam agreed and accepted the Amended and Restated Warrant.

On February 8, 2023, the parties to the Sigmaways Agreement entered into an addendum to the Sigmaways Agreement pursuant to which the parties acknowledged and agreed that (i) the references in the Sigmaways Agreement to a warrant to acquire 1,900,000 shares of common stock was in error, and (ii) the warrant was intended to be for 737,500 shares of common stock.

The Company is filing this Amendment No. 1 (the “8-K/A”) to the Current Report in order to (i) disclose the number of shares underlying the Amended and Restated Warrant, (ii) disclose issuance of the Amended and Restated Warrant, and (iii) to disclose entry into the Addendum. In addition, although disclosure regarding the unregistered issuance of equity securities was disclosed in the Current Report, the Item 3.02 heading was inadvertently omitted from the Current Report. Accordingly, Item 3.02 is included in 8-K/A, as well .

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 6, 2022, HeartCore Enterprises, Inc. (the “Company”) entered into that certain Share Exchange and Purchase Agreement (the “Sigmaways Agreement”), dated as of September 6, 2022, as thereafter amended, by and among the Company, Sigmaways, Inc. (“Sigmaways”) and Prakash Sadasivam. On February 1, 2023, the Company, Sigmaways and Mr. Sadasivam entered into Amendment No. 2 (“Amendment No. 2”) to the Sigmaways Agreement. Pursuant to the terms of Amendment No. 2, among other things, the Company agreed, in exchange for the Sigmaways shares, to (i) issue to Mr. Sadasivam 2,000,000 shares of the Company’s common stock, (ii) pay to Mr. Sadasivam $1,000,000 (the “Cash Purchase Price”); and (iii) issue to Mr. Sadasivam a common stock purchase warrant to acquire 1,900,000 shares of the Company’s common stock (the “Warrant”). In addition, the Company agreed that following closing, it would deposit $2,000,000 into a dedicated account, which amount will be used to expand Sigmaways’ business.

The Warrant issued pursuant to the Sigmaways Agreement was exercisable until February 12, 2025, at an exercise price of $1.17 per share, subject to adjustment as set forth in the Warrant. The Warrant contained a 9.99% equity blocker.

On February 6, 2023, subsequent to the closing of the Acquisition, the parties to the Sigmaways Agreement determined that there was an error in the Sigmaways Agreement and in the warrant issued pursuant to the terms of the Sigmaways Agreement. As executed, among other things, the Sigmaways Agreement incorrectly provided that the Company would issue to Mr. Sadasivam a warrant to acquire 1,900,000 shares of the Company’s common stock. The parties had agreed, however, that the Company would issue to Mr. Sadasivam a warrant to acquire 737,500 shares of the Company’s common stock.

Accordingly, in order to correct the error, on February 6, 2023, the Company issued to Mr. Sadasivam an amended and restated warrant (the “Amended and Restated Warrant”) that reflected the correct number of shares (737,500) underlying the warrant, and Mr. Sadasivam agreed and accepted the Amended and Restated Warrant. The Amended and Restated Warrant is exercisable until February 12, 2025, at an exercise price of $1.17 per share, subject to adjustment as set forth in the Amended and Restated Warrant. The Amended and Restated Warrant contains a 9.99% equity blocker.

On February 8, 2023, the parties to the Sigmaways Agreement entered into an addendum to the Sigmaways Agreement pursuant to which the parties acknowledged and agreed that (i) the references in the Sigmaways Agreement to a warrant to acquire 1,900,000 shares of common stock was in error, and (ii) the warrant was intended to be for 737,500 shares of common stock. Except as set forth in the Addendum, the terms of the Sigmaways Agreement remain in full force and effect.

The foregoing description of Amendment No. 2, the Warrant, the Amended and Restated Warrant, and the Addendum is qualified in its entirety by reference to Amendment No. 2, the Warrant, the Amended and Restated Warrant, and the Addendum, copies of which are filed as Exhibits 10.1, 10.2, 10.4 and 10.5, respectively, and which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 1, 2023, the acquisition of 51% of Sigmaways’ outstanding shares by the Company (the “Acquisition”) closed. See Item 1.01 hereof, which information is incorporated herein by reference.

At the closing, two persons designated by the Company were named to Sigmaways’ Board of Directors, and the sole other member of the Sigmaways Board of Directors is Mr. Sadasivam. See Item 5.02 hereof, which information is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed in Items 1.01 and 2.01 hereof, which disclosure is incorporated herein by reference, in exchange for the 229,500 shares of Sigmaways stock acquired by the Company from Mr. Sadasivam, the Company (i) issued to Mr. Sadasivam 2,000,000 shares of the Company’s common stock; (ii) paid to Mr. Sadasivam cash consideration of $1,000,000; and (iii) issued the Amended and Restated Warrant to Mr. Sadasivam.

Following the closing, there are 19,649,886 shares of the Company’s common stock outstanding.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of the equity securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the recipient is an accredited investor, the recipient acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2023, Mr. Sadasivam was appointed to serve as the Company’s Chief Strategy Officer. In addition, on February 1, 2023, the Board expanded the size of the Board from seven persons to eight persons, and named Mr. Sadasivam to serve as a member of the Board, to fill the vacancy created by the increase in the size of the Board.

Mr. Sadasivam, age 49, has served as the CEO of Sigmaways since 2006. Since 2020, Mr. Sadasivam has served as an official member of the Forbes Technology Council. He holds degrees from Vallore Institute of Technology in Vellore, India, and from UCLA’s Anderson School of Management.

On February 1, 2023, the Company and Mr. Sadasivam entered into an Employment Agreement (the “Employment Agreement”). The Employment Agreement provides that he will serve as the Company’s Chief Strategy Officer, and that he will be paid an annual salary of $96,000. In addition, on each annual anniversary of the effective date of the Employment Agreement during the term, the Company will issue to Mr. Sadasivam a number of shares of common stock equal to (i) 30% of the base salary as of such date, divided by (ii) the volume weighted average closing of the Company’s common stock for the five trading days immediately preceding such date. Mr. Sadasivam is also eligible to receive discretionary bonuses as determined by the Board.

The Employment Agreements has an initial term of 1 year, provided that the term of each agreement will automatically be extended for one or more additional terms of one year each unless either the Company or Mr. Sadasivam provides notice to the other of their desire to not so renew the initial term or renewal term (as applicable) at least 30 days prior to the expiration of then-current initial term or renewal term (as applicable). The Employment Agreement provides that the employment with the Company shall be “at will,” meaning that either Mr. Sadasivam or the Company may terminate employment at any time and for any reason, subject to the other provisions of the Employment Agreement.

The Employment Agreement may be terminated by the Company, either with or without “Cause” (as defined in the Employment Agreement), or by Mr. Sadasivam, either with or without “Good Reason” (as defined in the Employment Agreement).

In the event that the Company terminates the term of the Employment Agreement or employment with Cause, or if Mr. Sadasivam terminates his Employment Agreement without Good Reason, then, subject to any other relevant agreements:

○	the Company will pay to Mr. Sadasivam any unpaid base salary and benefits then owed or accrued, and any unreimbursed expenses;

○	any unvested portion of any equity granted to Mr. Sadasivam under the Employment Agreement or any other agreements with the Company will immediately be forfeited; and

○	all of the parties’ rights and obligations under the Employment Agreement will cease, other than those rights or obligations which arose prior to the termination date or in connection with such termination, and subject to the survival provisions of the Employment Agreement.

In the event that the Company terminates the term of the Employment Agreement or employment without Cause, or if Mr. Sadasivam terminates the Employment Agreement with Good Reason, then, subject to any other relevant agreements:

○	the Company will pay to Mr. Sadasivam any base salary, bonuses, and benefits then owed or accrued, and any unreimbursed expenses;

○	the Company will pay to Mr. Sadasivam, in one lump sum, an amount equal to the base salary that would have been paid to Mr. Sadasivam for the remainder of the initial term of the Employment Agreement (if the termination occurs during the initial term of the Employment Agreement) or renewal term of the Employment Agreement (if the termination occurs during a renewal term of the Employment Agreement);

○	any unvested portion of any equity granted to Mr. Sadasivam under the Employment Agreement or any other agreements with the Company will, to the extent not already vested, be deemed automatically vested; and

○	all of the parties’ rights and obligations under the Employment Agreement will cease, other than those rights or obligations which arose prior to the termination date or in connection with such termination, and subject to the survival provisions of the Employment Agreement.

In the event of Mr. Sadasivam’s death or total disability during the term of the Employment Agreement, the term of the applicable agreement and the applicable executive’s employment shall terminate on the date of death or total disability. In the event of such termination, the Company’s sole obligations hereunder to Mr. Sadasivam shall be for unpaid base salary, accrued but unpaid bonus and benefits (then owed or accrued and owed in the future), a pro-rata bonus for the year of termination based on the target bonus for such year and the portion of such year in which Mr. Sadasivam was employed, and reimbursement of expenses pursuant to the terms hereon through the effective date of termination, and any unvested portion of any equity grant will immediately be forfeited as of the termination date.

In the event that the term of the Employment Agreement is not renewed by either party, any unvested portion of any equity granted will immediately be forfeited as of the expiration of the term of the Employment Agreement without any further action of the parties.

The Employment Agreement contains customary representations and warranties.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to Share Exchange and Purchase Agreement, dated as of February 1, 2023, by and among the registrant, Sigmaways, Inc. and Prakash Sadasivam (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2023).
10.2	Common Stock Purchase Warrant, dated February 1, 2023 (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2023).
10.3	Employment Agreement, dated February 1, 2023, by and between the registrant and Prakash Sadasivam (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2023).
10.4	Amended and Restated Common Stock Purchase Warrant, dated February 6, 2023.
10.5	Addendum to Share Exchange and Purchase Agreement, dated as of February 8, 2023, by and among the registrant, Sigmaways, Inc. and Prakash Sadasivam.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: February 9, 2023	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer